EXHIBIT 99.1

TERM SHEET DATED AUGUST 16, 2000
ASSET BACKED SECURITIES CORPORATION
DEPOSITOR

[GRAPHIC OMITTED]

SELLER/SERVICER
(A SUBSIDIARY OF)
[GRAPHIC OMITTED]

ASSET BACKED SECURITIES CORPORATION, LONG BEACH HOME EQUITY LOAN TRUST,
SERIES 2000-LB1
$1,500,000,000 (APPROXIMATE)

                             **Subject to Revision**
SELLER/SERVICER:           Long Beach Mortgage Company ("Long Beach")
TRUSTEE:                   [To be determined]
LEAD UNDERWRITER:          Credit Suisse First Boston Corporation
CO-UNDERWRITERS:           Lehman Brothers
                           Morgan Stanley Dean Witter
                           Prudential Securities
                           Salomon Smith Barney

OFFERED CERTIFICATES:

OFFERED SECURITIES
                                                                                       MODIFIED
                                                        AVERAGE LIFE  FIRST   LAST     DURATION
  CLASS     TRANCHE TYPE    PRINCIPAL    RATINGS (M/F)  (YRS)(1)      PAY     PAY(1)   (YRS)(1)
  ----------------------------------------------------------------------------------------------
 FIXED RATE LOAN GROUP
        ----------------------------------------------------------------------------------------

  AF1         SENIOR      104,800,000     Aaa/AAA       0.85          9/00       2/02    0.79
        ----------------------------------------------------------------------------------------
  AF2         SENIOR       73,500,000     Aaa/AAA       2.00          2/02       3/03    1.79
        ----------------------------------------------------------------------------------------
  AF3         SENIOR       34,700,000     Aaa/AAA       3.00          3/03       3/04    2.59
        ----------------------------------------------------------------------------------------
  AF4         SENIOR       42,200,000     Aaa/AAA       4.97          3/04       3/08    3.93
        ----------------------------------------------------------------------------------------
  AF5         SENIOR       22,300,000     Aaa/AAA       7.56          3/08       3/08    5.47
        ----------------------------------------------------------------------------------------
  AF6         SENIOR       37,500,000     Aaa/AAA       5.80          10/02      3/08    4.48
        ----------------------------------------------------------------------------------------
  M1F       Mezzanine      25,313,000     Aa2/AA        5.48          9/03       3/08    4.20
        ----------------------------------------------------------------------------------------
  M2F       Mezzanine      19,687,000      A2/A         5.48          9/03       3/08    4.14
        ----------------------------------------------------------------------------------------
   BF      Subordinate     14,062,000   Baa3/[BBB]      5.48          9/03       3/08    4.04
        ----------------------------------------------------------------------------------------
 ADJUSTABLE RATE LOAN GROUP
         ---------------------------------------------------------------------------------------
    AV        SENIOR      911,250,000     Aaa/AAA        2.33          9/00      03/08   1.97
         ---------------------------------------------------------------------------------------
   M1V       Mezzanine     84,375,000      Aa2/AA        5.01          1/04      03/08   4.02
         ---------------------------------------------------------------------------------------
   M2V       Mezzanine     64,687,000       A2/A         4.93         10/03      03/08   3.90
         ---------------------------------------------------------------------------------------
    BV      Subordinate    56,250,000    Baa3/[BBB]      4.87          9/03      03/0    3.73
         ---------------------------------------------------------------------------------------

(1)      To 10% call.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

 CUT-OFF DATE:                       August 1, 2000.

 EXPECTED PRICING:                   Week of August 21, 2000.

 EXPECTED SETTLEMENT:                Thursday, August 31, 2000 (the actual date
                                     of closing, the "Closing Date").

 RECORD DATE:                        With respect to any Distribution Date, for
                                     the Fixed Rate Certificates the last day of
                                     the month immediately preceding the
                                     calendar month in which such Distribution
                                     Date occurs and for the Floating Rate
                                     Certificates the business day immediately
                                     preceding the distribution date.

 DISTRIBUTION  DATE:                 The 21st day of each month (or if such 21st
                                     day is not a business day, the next
                                     succeeding business day) commencing on
                                     September 21, 2000.

 CROSS COLLATERALIZATION:            None.

 ERISA:                              The Class A Certificates for both groups
                                     are ERISA eligible. Other classes may not
                                     be ERISA eligible.

 SMMEA:                              After the end of the pre-funding period,
                                     the Class A and Class M1 Certificates for
                                     both groups are expected to constitute
                                     "mortgage related securities" for the
                                     purposes of the Secondary Mortgage Market
                                     Enhancement Act of 1984 ("SMMEA"). Other
                                     classes will not be SMMEA eligible.

 TAX STATUS -- REMIC:                Two "REMICs" for federal income tax
                                     purposes.

 CERTIFICATE                         RATING: It is a condition to the issuance
                                     of the Class A Certificates for both groups
                                     that they receive ratings of "AAA" if rated
                                     by Standard & Poor's, a division of the
                                     McGraw Hill Companies, Inc. ("S&P") or by
                                     Fitch Inc ("Fitch") and "Aaa" if rated by
                                     Moody's Investors Service, Inc.
                                     ("Moody's"), that the Class M1 Certificates
                                     receive a rating of "AA" if rated by S&P or
                                     Fitch and "Aa2" if rated by Moody's, that
                                     the M2 Certificates receive a rating of at
                                     least "A" if rated by S&P or Fitch and "A2"
                                     if rated by Moody's, and that the Class B
                                     Certificates receive a rating of at least
                                     "BBB-" if rated by S&P or Fitch and "Baa3"
                                     if rated by Moody's.

 OPTIONAL REDEMPTION:                The master servicer or an affiliate has the
                                     right to exercise the 10% optional clean-up
                                     call.

 ADDITIONAL COLLATERAL AND
 OTHER TRUST PROPERTY:               The data set forth below with respect to
                                     each Sub-Pool is based solely on the loans
                                     identified for inclusion in each Sub-Pool
                                     as of the related Cut-off Date ("Initial
                                     Home Equity Loans"). Certain additional
                                     loans will be identified for inclusion into
                                     each Sub-Pool prior to the Closing Date
                                     ("Additional Home Equity Loans"). During
                                     the 90 days following the Closing Date, the
                                     Trust Fund will purchase subsequent loans
                                     ("Subsequent Home Equity Loans").

 PRE-FUNDING                         FEATURE: On the Closing Date, a portion of
                                     the proceeds from the sale of the
                                     Certificates (the "Pre-Funded Amount") will
                                     be deposited with the Trustee in a
                                     segregated account (the "Pre-Funding
                                     Account") and used by the Trust to purchase
                                     Subsequent Home Equity Loans during the
                                     Pre-Funding Period. Any amounts remaining
                                     in the Pre-Funding Account following the
                                     Pre-Funding Period will be (i) paid in
                                     respect of the Class AF Certificates in the
                                     case of amounts which had been allocated to
                                     fund the purchase of Subsequent Home Equity
                                     Loans that are Group I Fixed Rate Home
                                     Equity Loans, (ii) paid in respect of the
                                     Class AV Certificates in the case of
                                     amounts which had been allocated to fund
                                     the purchase of Subsequent Home Equity
                                     Loans that are Group II Adjustable Rate
                                     Home Equity Loans.

 P& I ADVANCES:                      Unless the Servicer determines that any
                                     proposed advance is not recoverable from
                                     the related Home Equity Loan, the Servicer
                                     will be required to advance principal and
                                     interest on the related Home Equity Loans.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:

 CREDIT ENHANCEMENT TABLES

 FIXED RATE LOAN GROUP
 ----------------------------------------------------------------------------
                           AAA            AA            A            BBB
                       ENHANCEMENT   ENHANCEMENT   ENHANCEMENT   ENHANCEMENT
                        PERCENTAGE    PERCENTAGE    PERCENTAGE    PERCENTAGE
 ----------------------------------------------------------------------------
 Initially
(After OC buildup)

 Subordination            15.75%         9.00%         3.75%
 Overcollateralization     2.50%         2.50%         2.50%         2.50%
 Total Enhancement        18.25%        11.50%         6.25%         2.50%

 After Anticipated
 Stepdown
 Subordination            31.50%        18.00%         7.50%
 Overcollateralization     5.00%         5.00%         5.00%         5.00%
 Total Enhancement        36.50%        23.00%        12.50%         5.00%
 ----------------------------------------------------------------------------

 ADJUSTABLE RATE LOAN GROUP
 ----------------------------------------------------------------------------
                           AAA            AA              A           BBB
                        ENHANCEMENT   ENHANCEMENT    ENHANCEMENT   ENHANCEMENT
                        PERCENTAGE    PERCENTAGE     PERCENTAGE    PERCENTAGE
 ----------------------------------------------------------------------------
 Initially (After OC
 buildup)
 Subordination            18.25%        10.75%         5.00%
 Overcollateralization     2.00%         2.00%         2.00%         2.00%
 Total Enhancement        20.25%        12.75%         7.00%         2.00%

 After Anticipated
 Stepdown
 Subordination            36.50%        21.50%        10.00%
 Overcollateralization     4.00%         4.00%         4.00%         4.00%
 Total Enhancement        40.50%        25.50%        14.00%         4.00%
 -----------------------------------------------------------------------------

OVERCOLLATERALIZATION:               Fixed Rate Loan Group: An initial
                                     overcollateralization of [0.25]% building
                                     to [2.50]% of original principal balance,
                                     stepping down on the Stepdown Date to
                                     [5.00]% of the then current principal
                                     balance, subject to the
                                     Overcollateralization Floor.

                                     Adjustable Rate Loan Group: [0.75]% initial
                                     overcollateralization building to [2.00]%
                                     of original principal balance, stepping
                                     down on the Stepdown Date to [4.00]% of the
                                     then current principal balance, subject to
                                     the Overcollateralization Floor.

                                     Overcollateralization Floor: 0.50% of the
                                     respective pool balance at the Cut-Off Date
                                     plus 100% of the outstanding principal
                                     balance of all loans in the respective Loan
                                     Groups that are greater than 270 days
                                     delinquent.

CAP RESERVE FUND:                    If required a Cap may be provided by a "AA"
                                     rated institution to help reduce the basis
                                     risk inherent in the floating rate
                                     securities. The cap payments may be applied
                                     to the extent needed to pay interest and
                                     principal on the securities and/or to
                                     achieve the required level of
                                     overcollateralization.

INTEREST DISTRIBUTIONS:              Interest Collections (net of the Servicing
                                     Fee) will generally be allocated in the
                                     following priority:

                                     Fixed Rate Cash Flows
                                     1. Trustee Fee
                                     2. Class AF1-Class AF6 current
                                        interest plus unpaid interest shortfalls
                                     3. M1F current interest
                                     4. M2F current interest
                                     5. Pari-Passu BF current interest and
                                        Fixed unrated IO interest
                                     6. Principal in accordance with "Principal
                                        Distributions" as described below.
                                     7. Build fixed-rate overcollateralization
                                        to the target level
                                     8. Unpaid interest shortfalls and
                                        reimbursements of principal writedowns
                                        in that order first to the Class M1F,
                                        then to the Class M2F, then to Class BF,
                                        and then to Class B-IOF.
                                     9. Reimbursement for prepayment interest
                                        shortfalls first to the Class AF, then
                                        to the Class M1F, then to the Class M2F
                                        and then to Class BF.

                                     Floating Rate Cash Flows
                                     1. Trustee Fee
                                     2. Cap Premium
                                     3. Class AV current interest plus unpaid
                                        interest shortfalls
                                     4. M1V current interest
                                     5. M2V current interest
                                     6. Pari-Passu BV current interest and ARM
                                        unrated IO interest
                                     7. Principal in accordance with "Principal
                                        Distributions" as described below.
                                     8. Build adjustable-rate
                                        overcollateralization to the target
                                        level
                                     9. Unpaid interest shortfalls and
                                        reimbursements of principal writedowns
                                        in that order first to the Class M1V,
                                        then to the Class M2V, then to Class BV,
                                        and then to Class B-IOV
                                    10. Reimbursement for prepayment interest
                                        shortfalls first to the Class AV, then
                                        to the Class M1V, then to the Class M2V
                                        and then to Class BV
                                    11. Reimbursement of basis risk carryforward
                                        first to the Class AV, then to the
                                        Class M1V, then to the Class M2V, and
                                        then to the Class BV

PRINCIPAL DISTRIBUTIONS:            Collections of Principal before the Stepdown
                                    Date, or if a Trigger Event exists, will be
                                    allocated in the following priority:

                                    Fixed Rate Cashflows
                                    1.  Pay the Class AF certificates to zero
                                    2.  Pay Classes M1F, M2F and BF sequentially
                                        to zero

                                    Floating Rate Cashflows
                                    1.  Pay Class AV to zero
                                    2.  Pay Classes M1V, M2V and BV sequentially
                                        to zero

                                    Collections of Principal on and after the
                                    Stepdown Date, and if a Trigger Event does
                                    not exist, will be allocated in the
                                    following priority:

                                    Fixed Rate Cashflows
                                    1.  Pay the Class AF certificates to their
                                        targeted enhancement level.
                                    2.  Pay Classes M1F certificates to their
                                        targeted enhancement level.

                                    3.  Pay Classes M2F certificates to their
                                        targeted enhancement level.

                                    4.  Pay Classes BF certificates to their
                                        targeted enhancement level.

                                    Floating Rate Cashflows
                                    1.  Pay the Class AV certificates to their
                                        targeted enhancement level.

                                    2.  Pay Classes M1V certificates to their
                                        targeted enhancement level.

                                    3.  Pay Classes M2V certificates to their
                                        targeted enhancement level.

                                    4.  Pay Classes BV certificates to their
                                        targeted enhancement level.

                                    Fixed Rate Class AF Cashflows
                                    1.  Pay AF6 (NAS) according to the
                                        following Lockout Percentage of its
                                        pro-rata share of the total Class AF
                                        principal:
                                        September 2000 - September 2002      0%
                                        October 2002 - September 2004       20%
                                        October 2004 - September 2005       80%
                                        October 2005 - September 2006      100%
                                        October 2006 and thereafter        300%
                                    2.  Pay AF1 to AF6 sequentially

                                    Stepdown Date: the 37th Payment Date
                                    (September 2003)

 PRICING SPEED:                      4.8% to 24.0% CPR over 12 months for fixed
                                     rate home equity loans (120% PPC where PPC
                                     equals 4% to 20% over 12 months). 27% CPR
                                     for adjustable rate home equity loans.

 SERVICING FEE:                      The servicing fee of 0.50% will be paid
                                     before interest on all bonds.

 AVAILABLE FUNDS CAP:                Floating Rate Certificates will be subject
                                     to Available Funds Cap The Certificates
                                     will generally be subject to an available
                                     funds cap equal to

                                     For Classes AV, M1V, M2V, and BV: WAC of
                                     Adjustable Rate Loan Group, as applicable,
                                     LESS the sum of (expressed as a percentage
                                     across outstanding balance of Adjustable
                                     Rate Loan Group):

                                     a) Applicable portion of the Servicing Fee,
                                     the Trustee Fee and the Cap Premium
                                     Payment;

                                     b) For the first 30 Distribution Dates
                                     only, the product of (i) [4.125]% and (ii)
                                     the lesser of (x) $[90]MM and (y) the
                                     outstanding balance of the Adjustable Rate
                                     Loans (interest on non-offered B-IOV);

                                     For Class AF5, AF6, M1F, M2F, and BF: WAC
                                     of Fixed Rate Loan Groups LESS the sum of
                                     (expressed as a percentage across
                                     outstanding balance of Fixed Rate Loan
                                     Group):

                                     a) Applicable portion of the Servicing Fee
                                     and the Trustee Fee;

                                     b) For the first 30 Distribution Dates
                                     only, the product of (i) [4.125]% and (ii)
                                     the lesser of (x) $[31]MM and (y) the
                                     outstanding balance of the Fixed Rate Loans
                                     (interest on non-offered B-IOF);

 AVAILABLE FUNDS CAP
  CARRY FORWARD:                     If interest collections at a Distribution
                                     Date are insufficient to make required
                                     interest payments to the Floating Rate
                                     Certificates due to the Available Funds
                                     Cap, amounts unpaid to the Floating Rate
                                     Certificates will be carried forward to the
                                     next Distribution Date (the "Carry Forward
                                     Amount"). Carry Forward Amounts at the next
                                     Distribution Date will include interest on
                                     the Carry Forward Amount, calculated at the
                                     applicable Certificate Rate.

 COUPON STEP-UPS:                    On the Distribution Date after the earliest
                                     date on which the optional clean up call
                                     can be exercised, the margin on Class AV
                                     floating rate certificates will double and
                                     the margin on the M1V, M2V, and BV
                                     certificates will go up by 50%, the Class
                                     AF5 coupon will increase by 0.50%.

 FIXED UNRATED IO:                   For the first 30 Distribution Dates only,
                                     the product of (i) [4.125]% and (ii) the
                                     lesser of (x) $[31.0]MM and (y) the
                                     outstanding balance of the Fixed Rate Loans
                                     (interest on non-offered B-IOF).

 ARM UNRATED IO:                     For the first 30 Distribution Dates only,
                                     the product of (i) [4.125]% and (ii) the
                                     lesser of (x) $[90]MM and (y) the
                                     outstanding balance of the Adjustable Rate
                                     Loans (interest on non-offered B-IOV);

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

FIXED RATE PREPAYMENT SENSITIVITIES

             0 PPC, 0% CPR     50 PPC, 15% CPR      120 PPC, 27% CPR   150 PPC, 35% CPR    200PPC, 45% CPR
      --------------------- ------------------ --------------------- ------------------- ---------------------
            FIRST   LAST         FIRST  LAST           FIRST  LAST         FIRST   LAST          FIRST   LAST
       WAL   PAY     PAY     WAL  PAY   PAY     WAL    PAY    PAY    WAL   PAY     PAY    WAL    PAY     PAY
      ------------- ------- ----------- ------ ------ ------ ------- ---- ------- ------ ------- ------ ------
TO
CALL

AF1   11.53   9/00   8/19   1.56  9/00  9/03   0.85    9/00   2/02  0.74   9/00   11/01   0.62   9/00   9/01
AF2   21.30   8/19   3/24   4.52  9/03  1/07   2.00    2/02   3/03  1.65  11/01    9/02   1.30   9/01   4/02
AF3   24.57   3/24   3/26   8.76  1/07 10/11   3.00    3/03   3/04  2.35   9/02    4/03   1.79   4/02   8/02
AF4   26.56   3/26   3/28  13.85 10/11  9/15   4.97    3/04   3/08  3.45   4/03    6/05   2.25   8/02   3/03
AF5   28.09   3/28   6/29  15.06  9/15  9/15   7.56    3/08   3/08  5.57   6/05    5/06   2.79   3/03  10/04
AF6   14.91  10/02   3/29   7.40 10/02  9/15   5.80   10/02   3/08  5.03  10/02    5/06   3.85  10/02  10/04
M1F   25.68  12/22   3/29  11.83  2/07  9/15   5.48    9/03   3/08  4.46  11/03    5/06   4.00   4/04  10/04
M2F   25.67  12/22   1/29  11.83  2/07  9/15   5.48    9/03   3/08  4.40  10/03    5/06   3.69  12/03  10/04
BF    25.63  12/22  10/28  11.83  2/07  9/15   5.48    9/03   3/08  4.38   9/03    5/06   3.55  10/03  10/04

TO
MATURITY
AF1   11.53   9/00   8/19   1.56  9/00  9/03   0.85    9/00   2/02  0.74   9/00   11/01   0.62   9/00   9/01
AF2   21.30   8/19   3/24   4.52  9/03  1/07   2.00    2/02   3/03  1.65  11/01    9/02   1.30   9/01   4/02
AF3   24.57   3/24   3/26   8.76  1/07 10/11   3.00    3/03   3/04  2.35   9/02    4/03   1.79   4/02   8/02
AF4   26.56   3/26   3/28  14.62 10/11  8/19   5.00    3/04  12/08  3.45   4/03    6/05   2.25   8/02   3/03
AF5   28.09   3/28   6/29  22.87  8/19  3/28  11.74   12/08   1/19  8.40   6/05    5/15   2.79   3/03   2/05
AF6   14.91  10/02   3/29   7.45 10/02  1/28   5.97   10/02  10/18  5.70  10/02    2/15   5.53  10/02   4/11
M1F   25.68  12/22   3/29  13.55  2/07 12/26   6.27    9/03  11/15  5.15  11/03    9/12   4.52   4/04   5/09
M2F   25.67  12/22   1/29  13.48  2/07 11/25   6.19    9/03   5/14  5.03  10/03    6/11   4.14  12/03   6/08
BF    25.63  12/22  10/28  13.21  2/07 11/23   5.98    9/03   4/12  4.83   9/03   11/09   3.89  10/03   4/07
      ------------- ------- ---------- ------- ------ ------ ------------ ------- ------ ------- ------ ----
ADJUSTABLE RATE PREPAYMENT SENSITIVITIES

     --------------------------------------------------------------------------------------------------
      0 PPC, 0% CPR       50 PPC, 15% CPR      120 PPC, 27% CPR     150 PPC, 35% CPR  200PPC, 45% CPR
     --------------------------------------------------------------------------------------------------
           FIRST  LAST         FIRST LAST         FIRST   LAST        FIRST   LAST        FIRST  LAST
      WAL  PAY    PAY    WAL    PAY  PAY    WAL   PAY     PAY   WAL   PAY     PAY    WAL  PAY    PAY
     --------------------------------------------------------------------------------------------------
TO
CALL
AV   21.27  9/00  7/29  4.52    9/00  9/15  2.33   9/00   03/08  1.58  9/00   5/06  1.01   9/00   5/03
M1V  27.55  6/25  7/29  9.14   10/04  9/15  5.01   1/04    3/08  4.62  6/04   5/06  3.51   5/03  10/04
M2V  27.55  6/25  7/29  9.14   10/04  9/15  4.93  10/03    3/08  4.16  1/04   5/06  4.04   4/04  10/04
BV   27.55  6/25  7/29  9.08   10/04  9/15  4.87   9/03    3/08  3.97  9/03   5/06  3.54  10/03  10/04

TO
MATURITY

AV   21.33  9/00  8/30  4.76    9/00  3/27  2.51   9/00   12/16 1.71   9/00  10/12  1.01   9/00   5/03
M1V  27.70  6/25  7/30  9.75   10/04  4/24  5.47   1/04    4/14 4.93   6/04   9/10  4.63   5/03   6/09
M2V  27.69  6/25  6/30  9.65   10/04  6/22  5.32  10/03   11/12 4.43   1/04   9/09  4.39   4/04   3/07
BV   27.66  6/25  5/30  9.28   10/04  8/19  5.06   9/03    1/11 4.08   9/0    4/08  3.63  10/03   3/06

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

HOME EQUITY LOANS

     The Home Equity Loans consist of both fixed rate and adjustable rate first lien, closed-end home equity loans. The adjustable rate loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, thirty-six month, or sixty month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Loans presented below is based actual balances on a pool originated through July 31, 2000. The issuer intends to acquire and sell Additional Home Equity Loans to the Trust on the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Home Equity Loans will differ from the characteristics of the Initial Home Equity Loans shown below, the issuer does not expect that the characteristics of the Additional and Subsequent Home Equity Loans sold to the Trust will vary materially from those of the Initial Home Equity Loans herein.

                          FIXED RATE HOME EQUITY LOANS

              Number of Loans:                              2,639
              Wgt. Avg. Contract Rate                      10.75%
              Range of Rates:                     7.50% to 14.99%
              Wgt. Avg. Orig. Maturity:             340.96 months
              Wgt. Avg. Rem. Maturity:              339.04 months
              Avg. Rem. Principal Balance:                $84,400
              Wgt. Avg. Orig. LTV:                         74.47%

                        ADJUSTABLE RATE HOME EQUITY LOANS

              Number of Loans:                              7,104
              Wgt. Avg. Contract Rate                       10.67%
              Range of Rates:                      7.99% to 15.10%
              Wgt. Avg. Orig. Maturity:              359.99 months
              Wgt. Avg. Rem. Maturity:               359.16 months
              Avg. Rem. Principal Balance:                $123,563
              Wgt. Avg. Orig. LTV:                          78.16%
              Wgt. Avg. Margin:                              6.34%
              Wgt. Avg. Life Floor:                         10.67%
              Wgt. Avg. Life Cap:                           16.68%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

GROUP I-F

INITIAL FIXED RATE HOME EQUITY LOANS

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

                                                                          % of Group I-F
                                      Number of     Aggregate Original    Loans by Original
Principal Balance at Origination        Loans       Principal Balance       Principal Balance
--------------------------------      ---------     ------------------    ------------------
     $      0.01 - $ 10,000.00             1                $10,000             0.00%
     $ 10,000.01 - $ 20,000.00            32                612,125             0.27
     $ 20,000.01 - $ 30,000.00           205              5,384,162             2.41
     $ 30,000.01 - $ 40,000.00           318             11,324,952             5.08
     $ 40,000.01 - $ 50,000.00           334             15,163,174             6.80
     $ 50,000.01 - $ 60,000.00           339             18,853,116             8.45
     $ 60,000.01 - $ 70,000.00           288             18,712,625             8.39
     $ 70,000.01 - $ 80,000.00           198             14,811,167             6.64
     $ 80,000.01 - $ 90,000.00           145             12,321,338             5.52
     $ 90,000.01 - $100,000.00           117             11,209,333             5.02
     $100,000.01 - $110,000.00            99             10,452,895             4.68
     $110,000.01 - $120,000.00            80              9,201,071             4.12
     $120,000.01 - $130,000.00            64              8,027,958             3.60
     $130,000.01 - $140,000.00            61              8,233,930             3.69
     $140,000.01 - $150,000.00            56              8,150,925             3.65
     $150,000.01 - $160,000.00            38              5,914,905             2.65
     $160,000.01 - $170,000.00            43              7,112,915             3.19
     $170,000.01 - $180,000.00            27              4,723,975             2.12
     $180,000.01 - $190,000.00            23              4,283,610             1.92
     $190,000.01 - $200,000.00            19              3,719,650             1.67
     $200,000.01 - $210,000.00            14              2,877,300             1.29
     $210,000.01 - $220,000.00            17              3,668,400             1.64
     $220,000.01 - $230,000.00            16              3,611,610             1.62
     $230,000.01 - $240,000.00             8              1,878,597             0.84
     $240,000.01 - $250,000.00             6              1,479,150             0.66
     $250,000.01 - $350,000.00            54             15,460,790             6.93
     $350,000.01 - $450,000.00            22              8,567,300             3.84
     $450,000.01+                         15              7,359,770             3.30

     Total(1)                          2,639           $223,126,742            100.0%

-------------------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

REMAINING PRINCIPAL BALANCES OF THE LOANS

                                                              % of Group I-F
 Remaining                  Number of  Aggregate Remaining    Loans by Remaining
 Principal Balance            Loans     Principal Balance     Principal Balance
 ------------------         --------   -------------------    -----------------

 $      0.01 - $ 10,000.00        1             $9,982              0.00%
 $ 10,000.01 - $ 20,000.00       32            606,463              0.27
 $ 20,000.01 - $ 30,000.00      205          5,357,969              2.41
 $ 30,000.01 - $ 40,000.00      318         11,305,218              5.08
 $ 40,000.01 - $ 50,000.00      336         15,221,720              6.83
 $ 50,000.01 - $ 60,000.00      337         18,728,526              8.41
 $ 60,000.01 - $ 70,000.00      289         18,751,342              8.42
 $ 70,000.01 - $ 80,000.00      199         14,878,242              6.68
 $ 80,000.01 - $ 90,000.00      143         12,138,672              5.45
 $ 90,000.01 - $100,000.00      118         11,294,316              5.07
 $100,000.01 - $110,000.00       99         10,449,612              4.69
 $110,000.01 - $120,000.00       81          9,313,506              4.18
 $120,000.01 - $130,000.00       64          8,028,564              3.60
 $130,000.01 - $140,000.00       59          7,963,999              3.58
 $140,000.01 - $150,000.00       57          8,287,410              3.72
 $150,000.01 - $160,000.00       37          5,757,634              2.58
 $160,000.01 - $170,000.00       43          7,104,927              3.19
 $170,000.01 - $180,000.00       27          4,715,262              2.12
 $180,000.01 - $190,000.00       24          4,470,317              2.01
 $190,000.01 - $200,000.00       18          3,522,070              1.58
 $200,000.01 - $210,000.00       14          2,875,392              1.29
 $210,000.01 - $220,000.00       17          3,665,544              1.65
 $220,000.01 - $230,000.00       16          3,605,599              1.62
 $230,000.01 - $240,000.00        8          1,877,836              0.84
 $240,000.01 - $250,000.00        6          1,476,416              0.66
 $250,000.01 - $350,000.00       54         15,413,184              6.92
 $350,000.01 - $450,000.00       22          8,557,589              3.84
 $450,000.01+                    15          7,355,580              3.30

 Total(1)                     2,639       $222,732,892             100.0%

-----------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                % of Group I-F
                     Number of        Aggregate Remaining     Loans by Remaining
 State                 Loans           Principal Balance       Principal Balance
 -----              ----------        ------------------      ------------------

 Alabama                  78              $4,839,018                 2.17%
 Alaska                    2                 189,795                 0.09
 Arizona                  55               4,270,980                 1.92
 Arkansas                 26               1,198,864                 0.54
 California              309              38,069,410                17.09
 Colorado                 69               7,126,819                 3.20
 Connecticut              10               1,488,278                 0.67
 Delaware                  1                  22,294                 0.01
 Florida                 208              13,795,220                 6.19
 Georgia                  56               4,044,237                 1.82
 Hawaii                   48               9,502,711                 4.27
 Idaho                     7                 562,688                 0.25
 Illinois                 49               4,203,490                 1.89
 Indiana                  35               1,885,010                 0.85
 Iowa                     24               1,394,831                 0.63
 Kentucky                 16                 929,073                 0.42
 Louisiana                73               3,955,566                 1.78
 Maine                     3                 153,531                 0.07
 Maryland                 19               2,031,790                 0.91
 Massachusetts            54               7,433,008                 3.34
 Michigan                118               8,047,193                 3.61
 Minnesota                28               2,159,927                 0.97
 Mississippi              46               2,634,880                 1.18
 Missouri                 40               2,706,581                 1.22
 Montana                   8                 527,558                 0.24
 Nebraska                 29               1,889,644                 0.85
 Nevada                   11               1,193,377                 0.54
 New Hampshire             8                 828,012                 0.37
 New Jersey               16               2,528,155                 1.14
 New Mexico               16               1,558,789                 0.70
 New York                195              23,299,425                10.46
 North Carolina           89               6,317,709                 2.84
 Ohio                    143               9,905,286                 4.45
 Oklahoma                 68               3,238,360                 1.45
 Oregon                   45               4,131,085                 1.85
 Pennsylvania             52               2,669,935                 1.20
 Rhode Island             13                 955,133                 0.43
 South Carolina           43               2,841,428                 1.28
 South Dakota              5                 260,421                 0.12
 Tennessee                51               2,837,279                 1.27
 Texas                   361              25,641,663                11.51
 Utah                      7                 950,264                 0.43
 Virginia                 36               2,863,368                 1.29
 Washington               24               2,586,599                 1.16
 Washington DC            12                 989,758                 0.44
 West Virginia            23               1,311,992                 0.59
 Wisconsin                 8                 593,973                 0.27
 Wyoming                   2                 168,483                 0.08

 Total(1)              2,639            $222,732,892               100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

CURRENT MORTGAGE RATES OF THE LOANS

                                                                 % of Group I-F
                        Number of       Aggregate Remaining   Loans by Remaining
 Mortgage Rate           Loans          Principal Balance      Principal Balance
 -------------          ---------       ------------------     ----------------

 7.500% to 7.999%            1                 $57,196            0.03%
 8.000% to 8.499%           35               4,168,132            1.87
 8.500% to 8.999%          135              18,242,031            8.19
 9.000% to 9.499%          105              11,348,645            5.10
 9.500% to 9.999%          426              48,052,703           21.57
 10.000% to 10.499%        183              17,063,734            7.66
 10.500% to 10.999%        483              43,907,447           19.71
 11.000% to 11.499%        204              14,229,595            6.39
 11.500% to 11.999%        409              27,346,030           12.28
 12.000% to 12.499%        163               9,767,085            4.39
 12.500% to 12.999%        264              16,546,351            7.43
 13.000% to 13.499%         76               4,229,252            1.90
 13.500% to 13.999%        100               5,274,027            2.37
 14.000% to 14.499%         35               1,704,104            0.77
 14.500% to 14.999%         20                 796,562            0.36

 Total(1)                2,639            $222,732,892          100.0%

---------------
(1)  Percentages do not add to 100% due to rounding.
REMAINING MONTHS TO MATURITY THE LOANS

                                                                 % of Group I-F
                        Number of       Aggregate Remaining   Loans by Remaining
 Months Remaining         Loans          Principal Balance    Principal Balance
 ----------------       --------        ------------------    -----------------
   61 to 120                23              $950,062                0.43%
  121 to 180               300            19,201,541                8.62
  181 to 300                72             4,628,710                2.08
  301 to 360             2,244           197,952,579               88.87

  Total(1)               2,639          $222,732,892              100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS
>

                                                             % of Group I-F
Original Loan-to-Value    Number of   Aggregate Remaining   Loans by Remaining
Ratio                      Loans      Principal Balance     Principal Balance
----------------------    ---------   -------------------   ------------------

50% or less                  203        $11,872,407              5.33%
50.01% to 55.00%              75          5,880,286              2.64
55.01% to 60.00%             131          9,995,418              4.49
60.01% to 65.00%             230         17,791,477              7.99
65.01% to 70.00%             246         20,470,616              9.19
70.01% to 75.00%             397         31,787,414             14.27
75.01% to 80.00%             739         62,596,357             28.10
80.01% to 85.00%             527         51,450,476             23.10
85.01% to 90.00%              91         10,888,441              4.89

Total(1)                   2,639       $222,732,892            100.00%

--------------
(1)  Percentages do not add to 100% due to rounding.
LOAN PROGRAM OF THE LOANS

                                                              % of Group I-F
                        Number of    Aggregate Remaining     Loans by Remaining
Program                 Loans        Principal Balance       Principal Balance
-------                 ---------    -----------------       ------------------

Fast Track                   62          $5,935,689                 2.66%
Full Documentation        2,220         187,611,362                84.23
Stated Income               357          29,185,841                13.10

Total(1)                  2,639        $222,732,892               100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
PURPOSE OF THE LOANS

                                                             % of Group I-F
                                                                Loans by
                            Number of   Aggregate Remaining  Remaining Principal
Purpose                     Loans      Principal Balance        Balance
-------                     --------   -------------------   ------------------

Purchase                       767         $57,071,940          25.62%
Refinance Equity Take Out    1,343         112,318,620          50.43
Refinance No Cash Out          529          53,342,332          23.95

Total(1)                     2,639        $222,732,892         100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

RISK CATEGORY OF THE LOANS

                                                               % of Group I-F
                     Number of      Aggregate Remaining      Loans by Remaining
Risk Category          Loans         Principal Balance       Principal Balance
-------------        ---------      -------------------      ------------------

A-                      1,260           $122,976,669                55.21%
B                         426             37,085,476                16.65
B-                        358             27,568,217                12.38
C                         488             28,175,653                12.65
D                         107              6,926,877                 3.11

Total(1)                2,639           $222,732,892               100.00%

--------------
(1)  Percentages do not add to 100% due to rounding.
PROPERTY TYPES OF THE LOANS

                                                                % of Group I-F
                           Number of   Aggregate Remaining    Loans by Remaining
Property Type               Loans      Principal Balance      Principal Balance
-------------              ---------   -------------------    -----------------

2 to 4 units                    93          $9,302,417                4.18%
Condo                          101           7,983,522                3.58
Manufactured Home              186          12,075,140                5.42
Planned Unit Development        99          11,359,589                5.10
Single Family                2,156         181,842,209               81.64
Townhouse                        4             170,014                0.08

Total(1)                     2,639        $222,732,892              100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
OCCUPANCY STATUS OF THE LOANS

                                                              % of Group I-F
                      Number of      Aggregate Remaining    Loans by Remaining
Occupancy Status       Loans          Principal Balance      Principal Balance
----------------      ---------      -------------------    -------------------

Non-Owner Occupied        267            $17,007,549                7.64%
Owner Occupied          2,354            204,233,313               91.69
Second Home                18              1,492,029                0.67

Total(1)                2,639           $222,732,892              100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

GROUP II-A

INITIAL ADJUSTABLE RATE HOME EQUITY LOANS

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                % of Group II-A
Principal Balance at          Number of     Aggregate Original  Loans by Original
Origination                   Loans         Principal Balance   Principal Balance
--------------------          ---------     ------------------  ------------------

$  10,000.01 - $  20,000.00        16                $307,250        0.03%
$  20,000.01 - $  30,000.00       172               4,530,508        0.52
$  30,000.01 - $  40,000.00       336              11,964,254        1.36
$  40,000.01 - $  50,000.00       479              21,774,149        2.48
$  50,000.01 - $  60,000.00       590              32,757,190        3.73
$  60,000.01 - $  70,000.00       573              37,494,446        4.27
$  70,000.01 - $  80,000.00       542              40,772,247        4.64
$  80,000.01 - $  90,000.00       525              44,729,233        5.09
$  90,000.01 - $100,000.00        475              45,348,968        5.16
$100,000.01 - $110,000.00         400              42,028,398        4.79
$110,000.01 - $120,000.00         387              44,624,558        5.08
$120,000.01 - $130,000.00         307              38,397,336        4.37
$130,000.01 - $140,000.00         293              39,579,516        4.51
$140,000.01 - $150,000.00         232              33,718,613        3.84
$150,000.01 - $160,000.00         191              29,711,007        3.38
$160,000.01 - $170,000.00         176              29,204,234        3.33
$170,000.01 - $180,000.00         157              27,587,863        3.14
$180,000.01 - $190,000.00         114              21,162,924        2.41
$190,000.01 - $200,000.00         125              24,500,598        2.79
$200,000.01 - $210,000.00          96              19,692,397        2.24
$210,000.01 - $220,000.00          74              15,929,702        1.81
$220,000.01 - $230,000.00          65              14,634,064        1.67
$230,000.01 - $240,000.00          64              15,097,509        1.72
$240,000.01 - $250,000.00          62              15,230,038        1.73
$250,000.01 - $350,000.00         391             114,110,911       12.99
$350,000.01 - $450,000.00         166              65,327,879        7.44
$450,000.01 +                      96              48,008,252        5.47

Total(1)                        7,104            $878,224,044      100.00%

-------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

REMAINING PRINCIPAL BALANCE OF THE LOANS

                                                                    % of Group II-A
Remaining                       Number of   Aggregate Remaining     Loans by Remaining
Principal Balance                 Loans      Principal Balance      Principal Balance
-----------------               ---------   -------------------     ------------------

$  10,000.01 - $  20,000.00         16             $303,866               0.03%
$  20,000.01 - $  30,000.00        173            4,555,238               0.52
$  30,000.01 - $  40,000.00        335           11,926,574               1.36
$  40,000.01 - $  50,000.00        479           21,761,410               2.48
$  50,000.01 - $  60,000.00        591           32,801,118               3.74
$  60,000.01 - $  70,000.00        572           37,415,326               4.26
$  70,000.01 - $  80,000.00        544           40,913,721               4.66
$  80,000.01 - $  90,000.00        524           44,628,388               5.08
$  90,000.01 - $100,000.00         475           45,335,251               5.16
$100,000.01 - $110,000.00          400           42,019,705               4.79
$110,000.01 - $120,000.00          387           44,612,794               5.08
$120,000.01 - $130,000.00          309           38,651,579               4.40
$130,000.01 - $140,000.00          290           39,173,362               4.46
$140,000.01 - $150,000.00          232           33,706,885               3.84
$150,000.01 - $160,000.00          192           29,855,632               3.40
$160,000.01 - $170,000.00          176           29,201,883               3.33
$170,000.01 - $180,000.00          157           27,585,958               3.14
$180,000.01 - $190,000.00          113           20,974,889               2.39
$190,000.01 - $200,000.00          125           24,488,679               2.79
$200,000.01 - $210,000.00           96           19,684,403               2.24
$210,000.01 - $220,000.00           75           16,141,235               1.84
$220,000.01 - $230,000.00           65           14,637,996               1.67
$230,000.01 - $240,000.00           63           14,859,839               1.69
$240,000.01 - $250,000.00           62           15,223,429               1.73
$250,000.01 - $350,000.00          391          114,061,310              12.99
$350,000.01 - $450,000.00          167           65,736,768               7.49
$450,000.01 +                       95           47,533,757               5.42

Total(1)                         7,104         $877,790,996             100.00%

--------------
(1   Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                        % of Group II-A
                    Number of    Aggregate Remaining    Loans by Remaining
State                Loans       Principal Balance      Principal Balance
-----               ---------    -------------------    -------------------

Alabama                 65       $  5,004,141               0.57%
Alaska                  16          2,033,462               0.23
Arizona                162         17,076,692               1.95
Arkansas                27          1,818,874               0.21
California           1,397        272,777,937              31.08
Colorado               681         95,295,798              10.86
Connecticut             28          3,123,091               0.36
Delaware                 3            190,597               0.02
Florida                270         25,664,617               2.92
Georgia                 76          7,905,232               0.90
Hawaii                  24          5,518,438               0.63
Idaho                   52          4,300,813               0.49
Illinois               293         34,088,385               3.88
Indiana                 92          6,101,598               0.70
Iowa                   127          8,128,238               0.93
Kansas                  41          2,661,018               0.30
Kentucky                19          1,230,592               0.14
Louisiana                3            481,950               0.05
Maine                   30          2,852,522               0.32
Maryland                32          4,064,877               0.46
Massachusetts          185         31,385,717               3.58
Michigan               405         34,547,309               3.94
Minnesota              186         20,013,870               2.28
Mississippi             44          2,840,715               0.32
Missouri               135          8,984,891               1.02
Montana                 35          3,293,429               0.38
Nebraska               120          8,323,955               0.95
Nevada                 151         17,651,466               2.01
New Hampshire           22          2,105,675               0.24
New Jersey              62          9,491,824               1.08
New Mexico              44          4,545,747               0.52
New York               129         20,780,178               2.37
North Carolina         195         17,651,220               2.01
North Dakota             6            467,414               0.05
Ohio                   277         21,651,144               2.47
Oklahoma                90          5,411,555               0.62
Oregon                 241         29,528,035               3.36
Pennsylvania            50          3,592,010               0.41
Rhode Island            30          3,137,336               0.36
South Carolina         131         10,334,592               1.18
South Dakota            19          1,519,610                .17
Tennessee               74          6,119,045                .70
Texas                  468         44,032,444               5.02
Utah                   192         24,011,962               2.74
Vermont                  4            260,850                .03
Virginia                48          4,876,353               0.56
Washington             260         35,291,824               4.02
Washington DC           11          1,464,056               0.17
West Virginia            7            478,079               0.05
Wisconsin               32          2,201,731               0.25
Wyoming                 13          1,478,091               0.17
Total(1)             7,104       $877,790,996             100.00%

--------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

CURRENT MORTGAGE RATES OF THE LOANS

                                                               % of Group II-A
                        Number of      Aggregate Remaining    Loans by Remaining
Mortgage Rates           Loans         Principal Balance      Principal Balance
--------------          ---------      ------------------     -----------------

7.500% to 7.999%            1               $249,663              0.03%
8.000% to 8.499%           27              5,383,440              0.61
8.500% to 8.999%          215             36,658,449              4.18
9.000% to 9.499%          286             50,200,686              5.72
9.500% to 9.999%        1,218            195,980,538             22.33
10.000% to 10.499%        781            107,517,441             12.25
10.500% to 10.999%      1,709            216,291,863             24.64
11.000% to 11.499%        768             80,415,986              9.16
11.500% to 11.999%      1,012             97,008,180             11.05
12.000% to 12.499%        417             35,404,939              4.03
12.500% to 12.999%        422             36,126,310              4.12
13.000% to 13.499%        147             10,255,441              1.17
13.500% to 13.999%         78              5,058,409              0.58
14.000% to 14.499%         15                947,471              0.11
14.500% to 14.999%          7                262,980              0.03
15.000% to 15.499%          1                 29,200              0.00

Total(1)                7,104           $877,790,996            100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
REMAINING MONTHS TO MATURITY OF THE LOANS

                                                              % of Group II-A
                        Number of     Aggregate Remaining     Loans by Remaining
Months Remaining         Loans        Principal Balance      Principal Balance
----------------       ----------     -------------------    ------------------

121 to 180                  1              $44,855                 0.01%
181 to 300                  1               41,946                 0.00
301 to 360              7,102          877,704,195                99.99

Total(1)                7,104         $877,790,996               100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

PRODUCT TYPE OF LOANS

                                                           % of Group II-A
                       Number of    Aggregate Remaining    Loans by Remaining
Product Type            Loans       Principal Balance      Principal Balance
------------           ---------    -------------------    ------------------

2/28 LIBOR               6,335        791,148,915               90.13%
3/27 LIBOR                 143         17,475,986                1.99
5/25 LIBOR                 592         63,769,046                7.26
6mo adj/LIBOR               34          5,397,049                0.61

Total(1)                 7,104        877,790,996              100.00%

--------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                               % of Group II-A
Original Loan-to-Value   Number of     Aggregate Remaining    Loans by Remaining
Ratio                      Loans        Principal Balance     Principal Balance
----------------------   ---------     -------------------    ------------------
50% or less                 198           $18,934,241             2.16%
50.01% to 55.00%            103             9,924,068             1.13
55.01% to 60.00%            186            20,569,721             2.34
60.01% to 65.00%            449            48,252,652             5.50
65.01% to 70.00%            490            56,599,105             6.45
70.01% to 75.00%          1,000           107,331,182            12.23
75.01% to 80.00%          2,292           279,684,281            31.86
80.01% to 85.00%          2,009           271,142,316            30.89
85.01% to 90.00%            377            65,353,430             7.45

Total(1)                  7,104          $877,790,996           100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
LOAN PROGRAM OF THE LOANS

                                                          % of Group II-A
                     Number of     Aggregate Remaining    Loans by Remaining
Program               Loans        Principal Balance      Principal Balance
-------              ---------     ------------------     ------------------
Fast Track               243          $41,696,808              4.75%
Full Doc               5,884          705,680,313             80.39
Stated Inc               977          130,413,876             14.86

Total(1)               7,104         $877,790,996            100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
PURPOSE OF THE LOANS

                                                              % of Group II-A
                            Number of   Aggregate Remaining   Loans by Remaining
Purpose                      Loans      Principal Balance     Principal Balance
-------                     ---------   -------------------   ------------------

Purchase                      3,478         $408,482,969          46.54%
Refinance - No Cash Out       2,332          297,072,010          33.84
Refinance Equity Take-Out     1,294          172,236,017          19.62

Total(1)                      7,104        $877,790 ,996         100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

RISK CATEGORY OF THE LOANS

                                                           % of Group II-A
                    Number of      Aggregate Remaining    Loans by Remaining
Risk Category        Loans         Principal Balance      Principal Balance
------------        ---------      -------------------    ------------------
A-                    2,869             $435,312,486            49.59%
B                     1,045              130,618,878            14.88
B-                    1,259              138,975,498            15.83
C                     1,574              138,329,903            15.76
D                       357               34,554,231             3.94

Total(1)              7,104             $877,790,996           100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
PROPERTY TYPES OF THE LOANS

                                                             % of Group II-A
                          Number of    Aggregate Remaining   Loans by Remaining
Property Type               Loans       Principal Balance    Principal Balance
-------------             ---------    -------------------   ------------------

2 to 4 units                 208            $30,430,425            3.47%
Condo                        406             48,593,197            5.54
Manufactured Homes           589             48,491,554            5.52
Planned Unit Development     458             80,754,661            9.20
Single Family              5,433            668,585,622           76.17
Townhouse                     10                935,537            0.11

Total(1)                   7,104           $877,790,996          100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
OCCUPANCY STATUS OF THE LOANS

                                                             % of Group II-A
                         Number of   Aggregate Remaining    Loans by Remaining
Occupancy Status          Loans      Principal Balance      Principal Balance
----------------         ---------   -------------------    ------------------

Non-Owner Occupied           375           $34,936,929             3.98%
Owner Occupied             6,692           837,590,744            95.42
Second Home                   37             5,263,323             0.60

Total(1)                   7,104          $877,790,996           100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

MONTH OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                             % of Group II-A
Month of Next Rate      Number of     Aggregate Remaining    Loans by Remaining
Adjustment              Loans         Principal Balance      Principal Balance
------------------      ---------     -------------------    ------------------

October 2000                 1             $229,752              0.03%
December 2000               16            2,571,452              0.29
January 2001                15            1,929,846              0.22
February 2001                2              666,000              0.08
August 2001                  1              169,682              0.02
September 2001              28            3,821,218              0.44
October 2001                44            3,977,569              0.45
November 2001               14            1,271,362              0.14
December 2001               41            4,804,493              0.55
January 2002                73            8,696,769              0.99
February 2002               39            5,051,672              0.58
March 2002                 132           19,248,207              2.19
April 2002                 168           20,587,246              2.35
May 2002                   241           31,393,727              3.58
June 2002                1,752          223,069,035             25.41
July 2002                2,235          274,933,425             31.32
August 2002              1,568          194,168,694             22.12
September 2002               6              357,820              0.04
October 2002                 3              201,134              0.02
November 2002                3              273,061              0.03
December 2002                3              413,074              0.05
February 2003                3              306,275              0.03
March 2003                   1               91,635              0.01
April 2003                   4              545,705              0.06
May 2003                     8            1,061,070              0.12
June 2003                   13            2,305,411              0.26
July 2003                    8            1,617,268              0.18
August 2003                 90           10,259,350              1.17
December 2004                2              457,805              0.05
January 2005                 6              647,133              0.07
February 2005                9              798,042              0.09
March 2005                  13            1,691,055              0.19
April 2005                  26            3,376,460              0.38
May 2005                   153           16,014,225              1.82
June 2005                  160           17,620,291              2.01
July 2005                  157           16,048,355              1.83
August 2005                 66            7,115,680              0.81

Total(1)                 7,104         $877,790,996            100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

GROSS MARGINS OF THE LOANS

                                                             % of Group II-A
                       Number of      Aggregate Remaining   Loans by Remaining
Gross Margin            Loans         Principal Balance     Principal Balance
------------           ---------      -------------------   -----------------
4.000% to  4.499%            3             $648,565               0.07%
4.500% to  4.999%            4              653,945               0.07
5.000% to  5.499%          147           20,524,768               2.34
5.500% to  5.999%        1,804          245,318,547              27.95
6.000% to  6.499%        1,573          176,637,515              20.12
6.500% to  6.999%        3,545          431,468,826              49.15
7.000% to  7.499%           18            1,606,394               0.18
7.500% to  7.999%           10              932,436               0.11

Total(1)                 7,104          $877,790,996            100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
MAXIMUM LOAN RATES OF THE LOANS

                                                             % of Group II-A
                        Number of    Aggregate Remaining     Loans by Remaining
Maximum Rate             Loans       Principal Balance       Principal Balance
------------            ---------    -------------------     -------------------

13.500% to 13.999%            1              $249,663             0.03%
14.000% to 14.499%           27             5,383,440             0.61
14.500% to 14.999%          214            36,574,543             4.17
15.000% to 15.499%          286            50,200,686             5.72
15.500% to 15.999%        1,206           194,081,667            22.11
16.000% to 16.499%          777           106,712,237            12.16
16.500% to 16.999%        1,714           217,568,629            24.79
17.000% to 17.499%          766            80,350,622             9.15
17.500% to 17.999%        1,017            97,483,082            11.11
18.000% to 18.499%          421            36,158,194             4.12
18.500% to 18.999%          425            36,223,553             4.13
19.000% to 19.499%          148            10,305,776             1.17
19.500% to 19.999%           79             5,259,254             0.60
20.000% to 20.499%           15               947,471             0.11
20.500% to 20.999%            7               262,980             0.03
21.000% to 21.499%            1                29,200             0.00

Total(1)                  7,104          $877,790,996           100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.
MINIMUM LOAN RATES OF THE LOANS

                                                             % of Group II-A
                       Number of     Aggregate Remaining     Loans by Remaining
Minimum Rate            Loans        Principal Balance       Principal Balance
------------           ---------     -------------------     -----------------

7.500% to  7.999%            1             $249,663              0.03%
8.000% to  8.499%           27            5,383,440              0.61
8.500% to  8.999%          215           36,658,449              4.18
9.000% to  9.499%          286           50,200,686              5.72
9.500% to  9.999%        1,218          195,980,538             22.33
10.000% to 10.499%         781          107,517,441             12.25
10.500% to 10.999%       1,710          216,358,841             24.65
11.000% to 11.499%         767           80,349,009              9.15
11.500% to 11.999%       1,013           97,086,930             11.06
12.000% to 12.499%         417           35,404,939              4.03
12.500% to 12.999%         421           36,047,560              4.11
13.000% to 13.499%         147           10,255,441              1.17
13.500% to 13.999%          78            5,058,409              0.58
14.000% to 14.499%          15              947,471              0.11
14.500% to 14.999%           7              262,980              0.03
15.000% +                    1               29,200              0.00

Total(1)                 7,104         $877,790,996            100.00%

---------------
(1)  Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

AVAILABLE FUNDS CAP

                  AVAILABLE                    AVAILABLE                      AVAILABLE
PERIOD    DATE    FUNDS CAP  PERIOD     DATE   FUNDS CAP   PERIOD    DATE     FUNDS CAP
------    ----    ---------  ------     ----   ---------   ------    ----     ----------

  1      9/21/00     9.88      41     1/21/04    13.04       81      5/21/07   16.06
  2     10/21/00     9.65      42     2/21/04    13.62       82      6/21/07   16.06
  3     11/21/00     9.63      43     3/21/04    13.71       83      7/21/07   16.06
  4     12/21/00     9.61      44     4/21/04    13.95       84      8/21/07   16.11
  5      1/21/01     9.60      45     5/21/04    13.95       85      9/21/07   16.12
  6      2/21/01     9.59      46     6/21/04    13.95       86      10/21/07  16.13
  7      3/21/01     9.58      47     7/21/04    13.96       87      11/21/07  16.13
  8      4/21/01     9.56      48     8/21/04    14.55       88      12/21/07  16.13
  9      5/21/01     9.54      49     9/21/04    14.63       89      1/21/08   16.13
  10     6/21/01     9.52      50    10/21/04    14.87       90      2/21/08   16.18
  11     7/21/01     9.50      51    11/21/04    14.87       91      3/21/08   16.18
  12     8/21/01     9.49      52    12/21/04    14.87       92      4/21/08   16.19
  13     9/21/01     9.48      53     1/21/05    14.88       93      5/21/08   16.19
  14    10/21/01     9.46      54     2/21/05    15.46       94      6/21/08   16.19
  15    11/21/01     9.44      55     3/21/05    15.55       95      7/21/08   16.19
  16    12/21/01     9.41      56     4/21/05    15.77       96      8/21/08   16.19
  17     1/21/02     9.39      57     5/21/05    15.77       97      9/21/08   16.19
  18     2/21/02     9.38      58     6/21/05    15.77       98      10/21/08  16.19
  19     3/21/02     9.36      59     7/21/05    15.77       99      11/21/08  16.19
  20     4/21/02     9.33      60     8/21/05    15.83       100     12/21/08  16.19
  21     5/21/02     9.31      61     9/21/05    15.84       101     1/21/09   16.19
  22     6/21/02     9.28      62    10/21/05    15.85       102     2/21/09   16.19
  23     7/21/02     9.26      63    11/21/05    15.85       103     3/21/09   16.19
  24     8/21/02     9.83      64    12/21/05    15.85       104     4/21/09   16.19
  25     9/21/02    10.31      65     1/21/06    15.86       105     5/21/09   16.19
  26    10/21/02    10.54      66     2/21/06    15.91       106     6/21/09   16.19
  27    11/21/02    10.52      67     3/21/06    15.92       107     7/21/09   16.19
  28    12/21/02    10.50      68     4/21/06    15.93       108     8/21/09   16.19
  29     1/21/03    10.48      69     5/21/06    15.93       109     9/21/09   16.19
  30     2/21/03    11.06      70     6/21/06    15.93       110     10/21/09  16.19
  31     3/21/03    11.85      71     7/21/06    15.93       111     11/21/09  16.19
  32     4/21/03    12.10      72     8/21/06    15.98       112     12/21/09  16.19
  33     5/21/03    12.10      73     9/21/06    15.98       113     1/21/10   16.19
  34     6/21/03    12.10      74    10/21/06    16.00       114     2/21/10   16.19
  35     7/21/03    12.10      75    11/21/06    16.00       115     3/21/10   16.19
  36     8/21/03    12.70      76    12/21/06    16.00       116     4/21/10   16.19
  37     9/21/03    12.79      77     1/21/07    16.00       117     5/21/10   16.19
  38    10/21/03    13.03      78     2/21/07    16.05       118     6/21/10   16.19
  39    11/21/03    13.03      79     3/21/07    16.05       119     7/21/10   16.19
  40    12/21/03    13.03      80     4/21/07    16.06       120     8/21/10   16.19

N.B.: Based on 1 month and 6 month LIBOR of 20%.

AVAILABLE FUNDS CAP

                      AVAILABLE                     AVAILABLE                      AVAILABLE
 PERIOD     DATE     FUNDS CAP  PERIOD      DATE    FUNDS CAP   PERIOD     DATE    FUNDS CAP
 ------     ----     --------   -----       ----    ---------   ------     ----    ----------

  121      9/21/10     16.19      161     1/21/14     16.19       201    5/21/17     16.19
  122     10/21/10     16.19      162     2/21/14     16.19       202    6/21/17     16.19
  123     11/21/10     16.19      163     3/21/14     16.19       203    7/21/17     16.19
  124     12/21/10     16.19      164     4/21/14     16.19       204    8/21/17     16.19
  125      1/21/11     16.19      165     5/21/14     16.19       205    9/21/17     16.19
  126      2/21/11     16.19      166     6/21/14     16.19       206   10/21/17     16.19
  127      3/21/11     16.19      167     7/21/14     16.19       207   11/21/17     16.19
  128      4/21/11     16.19      168     8/21/14     16.19       208   12/21/17     16.19
  129      5/21/11     16.19      169     9/21/14     16.19       209    1/21/18     16.19
  130      6/21/11     16.19      170    10/21/14     16.19       210    2/21/18     16.19
  131      7/21/11     16.19      171    11/21/14     16.19       211    3/21/18     16.19
  132      8/21/11     16.19      172    12/21/14     16.19       212    4/21/18     16.19
  133      9/21/11     16.19      173     1/21/15     16.19       213    5/21/18     16.19
  134     10/21/11     16.19      174     2/21/15     16.19       214    6/21/18     16.19
  135     11/21/11     16.19      175     3/21/15     16.19       215    7/21/18     16.19
  136     12/21/11     16.19      176     4/21/15     16.19       216    8/21/18     16.19
  137      1/21/12     16.19      177     5/21/15     16.19       217    9/21/18     16.19
  138      2/21/12     16.19      178     6/21/15     16.19       218   10/21/18     16.19
  139      3/21/12     16.19      179     7/21/15     16.19       219   11/21/18     16.19
  140      4/21/12     16.19      180     8/21/15     16.19       220   12/21/18     16.19
  141      5/21/12     16.19      181     9/21/15     16.19       221    1/21/19     16.19
  142      6/21/12     16.19      182    10/21/15     16.19       222    2/21/19     16.19
  143      7/21/12     16.19      183    11/21/15     16.19       223    3/21/19     16.19
  144      8/21/12     16.19      184    12/21/15     16.19       224    4/21/19     16.19
  145      9/21/12     16.19      185     1/21/16     16.19       225    5/21/19     16.19
  146     10/21/12     16.19      186     2/21/16     16.19       226    6/21/19     16.19
  147     11/21/12     16.19      187     3/21/16     16.19       227    7/21/19     16.19
  148     12/21/12     16.19      188     4/21/16     16.19       228    8/21/19     16.19
  149      1/21/13     16.19      189     5/21/16     16.19       229    9/21/19     16.19
  150      2/21/13     16.19      190     6/21/16     16.19       230   10/21/19     16.19
  151      3/21/13     16.19      191     7/21/16     16.19       231   11/21/19     16.19
  152      4/21/13     16.19      192     8/21/16     16.19       232   12/21/19     16.19
  153      5/21/13     16.19      193     9/21/16     16.19       233    1/21/20     16.19
  154      6/21/13     16.19      194    10/21/16     16.19       234    2/21/20     16.19
  155      7/21/13     16.19      195    11/21/16     16.19       235    3/21/20     16.19
  156      8/21/13     16.19      196    12/21/16     16.19       236    4/21/20     16.19
  157      9/21/13     16.19      197     1/21/17     16.19       237    5/21/20     16.19
  158     10/21/13     16.19      198     2/21/17     16.19       238    6/21/20     16.19
  159     11/21/13     16.19      199     3/21/17     16.19       239    7/21/20     16.19
  160     12/21/13     16.19      200     4/21/17     16.19       240    8/21/20     16.19

N.B.: Based on 1 month and 6 month LIBOR of 20%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

AVAILABLE FUNDS CAP

                  AVAILABLE                       AVAILABLE                       AVAILABLE
 PERIOD   DATE    FUNDS CAP   PERIOD       DATE   FUNDS CAP    PERIOD      DATE   FUNDS CAP
 ------   ----    ---------   ------       ----   ---------    ------      ----   ----------

  241    9/21/20    16.19       281      1/21/24    16.20        321     5/21/27    16.20
  242   10/21/20    16.19       282      2/21/24    16.20        322     6/21/27    16.20
  243   11/21/20    16.19       283      3/21/24    16.20        323     7/21/27    16.20
  244   12/21/20    16.19       284      4/21/24    16.20        324     8/21/27    16.20
  245    1/21/21    16.19       285      5/21/24    16.20        325     9/21/27    16.20
  246    2/21/21    16.19       286      6/21/24    16.20        326    10/21/27    16.20
  247    3/21/21    16.19       287      7/21/24    16.20        327    11/21/27    16.20
  248    4/21/21    16.19       288      8/21/24    16.20        328    12/21/27    16.20
  249    5/21/21    16.20       289      9/21/24    16.20        329     1/21/28    16.20
  250    6/21/21    16.20       290     10/21/24    16.20        330     2/21/28    16.20
  251    7/21/21    16.20       291     11/21/24    16.20        331     3/21/28    16.20
  252    8/21/21    16.20       292     12/21/24    16.20        332     4/21/28    16.20
  253    9/21/21    16.20       293      1/21/25    16.20        333     5/21/28    16.20
  254   10/21/21    16.20       294      2/21/25    16.20        334     6/21/28    16.20
  255   11/21/21    16.20       295      3/21/25    16.20        335     7/21/28    16.20
  256   12/21/21    16.20       296      4/21/25    16.20        336     8/21/28    16.20
  257    1/21/22    16.20       297      5/21/25    16.20        337     9/21/28    16.20
  258    2/21/22    16.20       298      6/21/25    16.20        338    10/21/28    16.20
  259    3/21/22    16.20       299      7/21/25    16.20        339    11/21/28    16.20
  260    4/21/22    16.20       300      8/21/25    16.20        340    12/21/28    16.20
  261    5/21/22    16.20       301      9/21/25    16.20        341     1/21/29    16.20
  262    6/21/22    16.20       302     10/21/25    16.20        342     2/21/29    16.20
  263    7/21/22    16.20       303     11/21/25    16.20        343     3/21/29    16.20
  264    8/21/22    16.20       304     12/21/25    16.20        344     4/21/29    16.20
  265    9/21/22    16.20       305      1/21/26    16.20        345     5/21/29    16.20
  266   10/21/22    16.20       306      2/21/26    16.20        346     6/21/29    16.20
  267   11/21/22    16.20       307      3/21/26    16.20        347     7/21/29    16.20
  268   12/21/22    16.20       308      4/21/26    16.20        348     8/21/29    16.20
  269    1/21/23    16.20       309      5/21/26    16.20        349     9/21/29    16.20
  270    2/21/23    16.20       310      6/21/26    16.20        350    10/21/29    16.20
  271    3/21/23    16.20       311      7/21/26    16.20        351    11/21/29    16.20
  272    4/21/23    16.20       312      8/21/26    16.20        352    12/21/29    16.20
  273    5/21/23    16.20       313      9/21/26    16.20        353     1/21/30    16.20
  274    6/21/23    16.20       314     10/21/26    16.20        354     2/21/30    16.21
  275    7/21/23    16.20       315     11/21/26    16.20        355     3/21/30    16.21
  276    8/21/23    16.20       316     12/21/26    16.20        356     4/21/30    16.21
  277    9/21/23    16.20       317      1/21/27    16.20        357     5/21/30    16.21
  278   10/21/23    16.20       318      2/21/27    16.20        358     6/21/30    16.22
  279   11/21/23    16.20       319      3/21/27    16.20        359     7/21/30    16.23
  280   12/21/23    16.20       320      4/21/27    16.20        360     8/21/30    16.28
                                                                 361     9/21/30    16.28

N.B.: Based on 1 month and 6 month LIBOR of 20%.

LEGAL FINAL MATURITIES

o   FIXED    Class AF1 Certificates             8/2019
             Class AF2 Certificates             3/2024
             Class AF3 Certificates             3/2026
             Class AF4 Certificates             3/2028
             Class AF5 Certificates             9/2030
             Class AF6 Certificates             3/2029
             Class M1F Certificates             3/2029
             Class M2F Certificates             1/2029
             Class BF Certificates              9/2030

ARMS     Class AV Certificates      8/2030
         Class M1V Certificates     7/2030
         Class M2V Certificates     6/2030
         Class BV Certificates      9/2030

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]